SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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


                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                              1387 Marina Way South
                           Richmond, California 94804
                                 (510) 215-8000


                                                                 October 7, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Neurobiological Technologies, Inc. which will be held on November 4, 1997, at 10:00 A.M., at the St. Francis Yacht Club, San Francisco, California.

     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

     After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the prepaid envelope addressed to ChaseMellon Shareholder Services, our transfer agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's Annual Report on Form 10-KSB is also enclosed.

     The Board of Directors and Management look forward to seeing you at the meeting.


                                                Sincerely yours,


                                                Paul E. Freiman
                                                President and Chief
                                                Executive Officer

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 4, 1997
                               -------------------

To the Stockholders of Neurobiological Technologies, Inc.:

     The Annual Meeting of Stockholders of Neurobiological Technologies, Inc., a Delaware corporation (the "Company"), will be held at St. Francis Yacht Club, San Francisco, California on November 4, 1997, at 10:00 A.M., Pacific Standard Time, for the following purposes:

     1.  To elect the board of directors;

     2. To consider and vote upon a proposal to amend and restate the 1993 Stock Plan of Neurobiological Technologies, Inc.;

     3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     Stockholders of record as of the close of business on September 8, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 1387 Marina Way South, Richmond, for ten days before the meeting.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.


                                           By Order of the Board of Directors,


                                           Paul E. Freiman
                                           President and Chief
                                           Executive Officer


Richmond, California
October 7, 1997

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                               ------------------

                                 PROXY STATEMENT

                               ------------------

INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Neurobiological Technologies, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held on November 4, 1997 and any adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for director listed in this Proxy Statement and FOR approval of Proposals 2 and 3 as described in the Notice of Annual Meeting and in this Proxy Statement and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting and any adjournment.

     Stockholders of record at the close of business on September 8, 1997 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 6,540,314 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

     Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock.

     This Proxy Statement and the accompanying form of proxy are being mailed on or about October 7, 1997 to all stockholders entitled to vote at the meeting.


                                    IMPORTANT

     Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Nominees

     The Board of Directors proposes the election of the following directors of the Company for a term of one year. Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy. Names of the nominees and certain biographical information about them are set forth below:

     Paul E. Freiman, age 63, joined the Company as a director in April 1997, and was elected President and Chief Executive Officer in May 1997. He is the former chairman and chief executive officer of Syntex Corporation ("Syntex"), where he had a long and successful career and was instrumental in the sale of Syntex to Roche Holdings for $5.3 billion. He is credited with much of the marketing success of Syntex's lead product Naprosyn(R) and was responsible for moving the product to over-the-counter status, marketed by Procter & Gamble as Aleve(R). Mr. Freiman is currently serving on the board of Digital Gene Technologies, Inc., a private genomics company, and serves on the boards of Penwest Corp. and LifeScience Economics, Inc. He has been chairman of the Pharmaceutical Manufacturers Association of America (PhARMA) and has also chaired a number of key PhARMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank.

     Abraham E. Cohen, age 61, has been a director of the Company since March 1993 and has been Chairman of the Board of Directors since August 1993. From 1982 to 1992, Mr. Cohen served as Senior Vice President of Merck & Co. ("Merck") and from 1977 to 1988 as President of the Merck Sharp & Dohme International
Division ("MSDI"). While at Merck, he played a key role in the development of Merck's international business, initially in Asia, then in Europe and, subsequently, as President of MSDI, which manufactures and markets human health products outside the United States. Since his retirement from Merck and MSDI in January 1992, Mr. Cohen has been active as an international business consultant. He is a director of six public companies: Agouron Pharmaceuticals, Inc., Akzo Nobel N.V., Smith Barney, Teva Pharmaceutical Industries, Ltd., Vion Pharmaceuticals, Inc., and Vasomedical, Inc.

     Enoch Callaway, M.D., age 73, is a founder and former employee of the Company and has served as a director of the Company since September 1987. Dr. Callaway previously served as Chairman of the Board of Directors of the Company from September 1987 to November 1990, as Co-Chairman of the Board from November 1990 until August 1993, as Vice President from September 1988 until August 1993 and as Secretary from September 1988 until September 1991. Dr. Callaway has been Emeritus Professor of Psychiatry at the University of California, San Francisco since 1986, where he also served as Director of Research at the Langley Porter Psychiatric Institute from 1959 to 1988. He holds A.B. and M.D. degrees from Columbia University.

     Theodore L. Eliot, Jr., age 69, served as a director of the Company from September 1988 until April 1992 and as a Vice President from September 1988 until September 1991. He subsequently has served as a director of the Company since August 1992. Mr. Eliot retired from the United States Department of State in 1978 with the rank of Ambassador. He served as Dean of the Fletcher School of Law and Diplomacy from 1979 to 1985 and as Secretary General for the United States of the Bilderberg Meetings from 1981 to October 1993. Mr. Eliot is a director of two other publicly held companies, Raytheon Company, Inc. and Fiberstars, Inc. Mr. Eliot holds B.A. and M.P.A. degrees from Harvard University.

     Abraham D. Sofaer, age 59, has served as a director of the Company since April 1997. Mr. Sofaer is the first George P. Shultz Distinguished Scholar & Senior Fellow at the Hoover Institution, Stanford University, appointed in 1994. From 1990 to 1994, Mr. Sofaer was a partner at the legal firm of Hughes, Hubbard and Reed in Washington, D.C., where he represented several major U.S. public companies. From 1985 to 1990, he served as the Legal Adviser to the United States Department of State, where he was principal negotiator on several key international disputes. From 1979 to 1985, he served as Federal Judge for the Southern District of New York. Mr. Sofaer is registered as a qualified arbitrator with the American Arbitration Association and is a member of the National Panel of the Center for Public Resolution of Disputes (CPR), the leading organization in the area of resolution of disputes outside litigation. He has mediated or is now mediating merger-acquisition arbitrations, commercial cases involving valuation of commercial technology, and major securities class action suits. Mr. Sofaer is on the International Advisory Board of Chugai Biopharmaceuticals, Inc. and is a director of Inventech, Inc. Mr. Sofaer holds a B.A. degree from Yeshiva College and a L.L.B. from New York University.

     John B. Stuppin, age 64, is a founder and employee of the Company and has served as a director of the Company since September 1988 and Treasurer from April 1991 until July 1994. From September 1987 until October 1990, Mr. Stuppin served as President of the Company, and from November 1990 to August 1993 as Co-Chairman of the Board of Directors, and from October 1990 until September 1991 as Executive Vice President. He also served as acting Chief Financial Officer of the Company from the Company's inception through December 1993. Mr. Stuppin is an investment banker and a venture capitalist. He has over 25 years experience in the start up and management of companies active in emerging technologies and has been the president of a manufacturing company. He is a director of Fiberstars, Inc. Mr. Stuppin holds an A.B. degree from Columbia College.

     The Board of Directors recommends a vote FOR election for director of the nominees set forth above.

Board Meetings and Committees

     The Board of Directors held eight meetings during the fiscal year ended June 30, 1997. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve.

     The Board of Directors has appointed a Compensation and Stock Option Committee, an Audit Committee and a Nominating Committee.

     The members of the Compensation and Stock Option Committee are Theodore L. Eliot, Jr., Abraham D. Sofaer, and John B. Stuppin. The Compensation and Stock Option Committee held one meeting during fiscal 1997. The Compensation and Stock Option Committee's functions are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company, including the administration of and granting of options under the Company's 1993 Stock Plan.

     The members of the Audit  Committee are Theodore L. Eliot,  Jr. and Abraham
D. Sofaer. The Audit Committee held two meetings during fiscal 1997. The Audit Committee's functions are to review the scope of the annual audit, monitor the independent auditor's relationship with the Company, advise and assist the Board of Directors in evaluating the auditor's examination, supervise the Company's financial and accounting organization and financial reporting and nominate for stockholder approval at the annual meeting, with the approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed.

     The members of the Nominating Committee are Dr. Enoch Callaway and John B. Stuppin. The Nominating Committee held no meetings during fiscal 1997. The Nominating Committee is responsible for matters relating to the composition of the Board of Directors, including recruitment, nomination and succession.

Directors' Compensation

     Other than Mr. Cohen, who receives $30,000 per year for his service as a director, directors do not receive any fees for service on the Board of Directors. Mr. Cohen is also reimbursed for his expenses for each meeting attended.

     Non-employee directors are currently eligible to participate in the Company's 1993 Stock Plan. Subject to the 1993 Stock Plan, each new non-employee director of the Company will receive an option to purchase shares of common stock on the date of his or her election to the Board at the fair market value on the date of grant. In addition, each non-employee director continuing to serve on the Board will also receive an automatic annual grant of an option to purchase 1,000 shares of the Company's common stock at the Annual Meeting of the Company's stockholders.

     Upon election to the board of directors in April 1997, Messrs. Freiman and Sofaer were each granted an option to purchase 25,000 shares of common stock at an exercise price of $2.00 which fully vests one year from the date of grant. Mr. Sofaer was also granted an option to purchase 50,004 shares of common stock at an exercise price of $2.00 which vests monthly over a one year period from the date of grant for consulting services. In April 1997, Mr. Eliot was granted an option to purchase 25,000 shares of common stock at an exercise price of $2.00 which fully vests one year from the date of grant. In November 1996, Messrs. Cohen and Eliot each received an option to purchase 1,000 shares of the Company's common stock which vests one year from the date of grant.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors consists of Messrs. Eliot and Sofaer who are outside directors. Between September 1988 and September 1991, Mr. Eliot served as a Vice President of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of September 8, 1997 as to shares of the Company's Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Company's officers named under "Executive Compensation -- Summary Compensation Table," and (iv) all directors and executive officers of the Company as a group.

                                                            Shares    Percentage
     Name  of                                         Beneficially  Beneficially
     Beneficial Owner                                     Owned(1)      Owned(1)
     -----------------------                           ------------ ------------
     Enoch Callaway, M.D. (2)                            108,890         1.7
     Abraham E. Cohen (3)                                 82,413         1.3
     Theodore L. Eliot, Jr. (4)                           25,410          *
     Paul E. Freiman (5)                                  56,250          *
     Ronald Goldblum, M.D. (6)                            65,958         1.0
     Behzad Khosrovi (7)                                 101,958         1.5
     Abraham D. Sofaer (8)                                54,169          *
     John B. Stuppin (9)                                 232,485         3.6

     All directors and executive officers as a group
     (11 persons) (10)                                   894,235        12.7
     ----------------
* Less than 1%.

(1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)  Includes  83,176 shares of common stock held by Enoch  Callaway and Dorothy
     C. Callaway, Trustees or Successor Trustees of the Callaway 1989 Trust, Executed May 20, 1989 (the "Callaway Trust"). Also includes options to purchase 25,714 shares of common stock exercisable within 60 days of September 8, 1997 held by Dr. Callaway, a director of the Company. Dr. Callaway may be deemed to have a beneficial interest in the shares held by the Callaway Trust.

(3) Includes 51,213 shares subject to stock options exercisable within 60 days of September 8, 1997.

(4) Includes 21,294 shares of common stock held by Theodore L. Eliot, Jr. and Patricia P. Eliot, Trustees, the Eliot Trust, February 27, 1987 (the "Eliot Trust"). Also includes options to purchase 4,116 shares of common stock exercisable within 60 days of September 8, 1997 held by Mr. Eliot, a director of the Company. Mr. Eliot may be deemed to have a beneficial interest in the shares held by the Eliot Trust.

(5) Includes 56,250 shares subject to stock options exercisable within 60 days of September 8, 1997.

(6) Includes 65,958 shares subject to stock options exercisable within 60 days of September 8, 1997.

(7) Includes 95,095 shares subject to stock options exercisable within 60 days of September 8, 1997.

(8) Includes 29,169 shares subject to stock options exercisable within 60 days of September 8, 1997.

(9) Includes 229,057 shares of common stock held by John B. Stuppin and Jane K. Stuppin, Trustees UTD dated March 11, 1991 (the "Stuppin Trust"). Mr. Stuppin may be deemed to have a beneficial interest in the shares held by the Stuppin Trust. Also includes 3,428 shares subject to stock options exercisable within 60 days of September 8, 1997.

(10) Includes shares included pursuant to notes (2-9), and includes 160,664 additional shares subject to stock options exercisable within 60 days of September 8, 1997.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the fiscal year ended June 30, 1997, Paul Freiman, the Company's chief executive officer and president, was a member of the board of directors of LifeScience Economics, Inc. ("LSE"). The Company has entered into a consulting arrangement with LSE, under which the Company has paid an aggregate of $211,000 as of September 30,1997. The Company continues to maintain a contractual relationship with LSE during the 1998 fiscal year.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth compensation for services rendered in all capacities to the Company for the fiscal years ended June 30, 1995, 1996, and 1997 of (i) the Company's Chief Executive Officer and (ii) the Company's other most highly compensated executive officers and former executive officers whose total annual salary and bonus for fiscal year 1997 exceeded $100,000 (the "Named Officers").

                           Summary Compensation Table

                                                                    Long-Term
                                            Annual Compensation   Compensation
                                                                     Awards
                                ------------------------------------------------

                                      Fiscal Year     Salary($)   Options (#)
                                      -----------     ---------   -----------
Paul E. Freiman (1)                      1997          27,280      145,000
   President and CEO

Ronald Goldblum, M.D                     1997         167,500         --
     Vice President                      1996         155,000        8,000
     Medical Affairs                     1995          71,042       65,000

Behzad Khosrovi, Ph.D                    1997         129,500         --
   Vice President                        1996         125,000        2,000
   Pharmaceuticals Development           1995         120,500        9,000

Michael S. Ostrach (2)                   1997         197,252         --
   Former Executive Vice President       1996         150,000         --
   Chief Operating Officer               1995         145,500       21,000

Jeffrey S. Price, Ph.D. (3)              1997         175,000         --
   Former Executive Vice President       1996         175,000         --
                                         1995         168,000       33,000

---------------------

(1) Includes $5,068 for consulting services earned prior to Mr. Freiman joining the Company as its president and chief executive officer on May 8, 1997.
(2) Mr. Ostrach resigned from the Company in November 1996. Fiscal year 1997 salary includes compensation paid pursuant to employee severance agreement as well as accrued vacation as of November 1996.
(3) Dr. Price served as the Company's president and chief executive officer from April 1991 to May 1997. Dr. Price resigned as an officer and director of the Company in September 1997.

Stock Option Grants in 1997 Fiscal Year

     The following table contains information concerning options granted to the Named Officers during fiscal 1997. Ronald Goldblum, Behzad Khosrovi, Michael S.
Ostrach,  and Jeffrey S. Price were not granted any options  during fiscal 1997.
None of the Named Officers exercised any options during fiscal 1997.


                                                 Option Grants in Fiscal 1997                 Potential Realizable Value
                                                                                                At Assumed Annual Rates
                                                                                               Of Stock Appreciation for
                                                    Individual Grants                               Option Term (5)
                            ------------------------------------------------------------------------------------------------
                                                  % of Total
                                                   Options
                                                  Granted to       Exercise
                                  Options        Employees in        Price      Expiration
                                Granted(#)       Fiscal Year       ($/Sh)(3)      Date(4)         5 % ($)        10% ($)
                                ----------       -----------       ---------      -------         -------        -------
Paul E. Freiman                 25,000 (1)            15             2.00        4/2/07            31,445        79,687
   President and Chief         120,000 (2)            75             1.75        5/8/07           132,068       334,686
   Executive Officer

------------

(1) Options vest on April 2, 1998, subject to earlier termination in certain events related to termination of employment.

(2) Options vest ratably on a monthly basis over a one year period commencing on the date of the grant and vested options become exercisable immediately.

(3) The exercise price on the date of grant was equal to 100% of the fair market value on the date of the grant.

(4) The options have specified terms, subject to earlier termination in certain events related to termination of employment.

(5) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price.

Employment Agreements

     In July 1997, the Company entered into a retention agreement with Ronald Goldblum which provides for additional compensation of $90,000 payable in three equal installments on July 28, October 31, and January 30, 1998. Dr. Goldblum was also granted an option to purchase 10,000 shares of the Company's common stock at the fair market value which vested immediately on the date of the grant. Further, in the event of a change in control and subsequent involuntary termination prior to January 30, 1998, Dr. Goldblum shall be entitled to full compensation until such date.

     In June 1996, the Company entered into an agreement with Michael Ostrach which provides that, upon the termination of Mr. Ostrach's employment with the Company for any reason, he is entitled to receive his annual base compensation and continue to participate in the Company's group insurance plans, from the date upon which his termination is effective until the earliest of (i) the date twelve months after the date of his termination (ii) the date he commences full time employment with another employer, or (iii) the date of his death.

     In October 1997, the Company entered into an agreement with Jeffrey S. Price, upon his resignation as an officer and director of the Company, which provides for compensation of $12,500 per month through the period ending September 19, 1998.

Pension and Long-Term Incentive Plans

     The Company has no pension or long-term incentive plans.


                                   PROPOSAL 2

                       TO APPROVE THE AMENDED AND RESTATED
              1993 STOCK PLAN OF NEUROBIOLOGICAL TECHNOLOGIES, INC.

     The 1993 Stock Plan of Neurobiological Technologies, Inc. was adopted by the Company's Board of Directors on November 18, 1993 and was subsequently amended and restated, with stockholder approval, effective February 15, 1994. In September 1994, The Board of Directors again amended the 1993 Stock Plan of Neurobiological Technologies, Inc., with stockholder approval, effective November 16, 1994. The amendment of the 1993 Stock Plan, as proposed, (as so amended and restated, the "1993 Stock Plan") will be effective as of November 4, 1997, if approved by the stockholders.

     The full text of the 1993 Stock Plan, substantially in the form in which it will take effect if Proposal 2 is approved by stockholders, is set forth as Exhibit A to this proxy statement. The following description of the 1993 Stock Plan is a summary only. It is subject to, and qualified in its entirety by, Exhibit A.


                              Summary of Amendments

     The amendments to the 1993 Stock Plan approved by the Board of Directors and submitted for stockholder approval include the following:

(1) To increase the number of shares of Common Stock reserved for issuance under the 1993 Stock Plan by 500,000 shares to a total of 2,000,000 shares; and

(2) To increase the number of options which may be granted to any 1993 Stock Plan participant in a single fiscal year by 50,000 to a total of 250,000 shares.

Description of Amended and Restated 1993 Stock Plan

Purpose

     The purpose of the 1993 Stock Plan is to offer selected directors, employees, consultants and advisors of the Company an opportunity to acquire a proprietary interest in the success of the Company or to increase such interest by purchasing shares of the Company's Common Stock.

Administration

     The 1993 Stock Plan is administered by a Committee of the Board of Directors (the "Compensation and Stock Option Committee") composed of two or more disinterested members of the Board of Directors. Subject to the limitations set forth in the 1993 Stock Plan, the Compensation and Stock Option Committee has the authority to determine to whom the options will be granted and shares will be sold, the number of shares to be offered for sale and the number of options to be granted, the price and other terms and conditions of each sale of shares and the exercise price and terms and conditions of each option and the type of option (ISO or NSO, as described below) to be granted, to interpret the 1993 Stock Plan and adopt rules thereunder, and to make all other decisions relating to the operation of the 1993 Stock Plan.

Eligibility and Shares Subject to the 1993 Stock Plan

     Under the 1993 Stock Plan, 2,000,000 shares of Common Stock have been reserved for issuance (500,000 shares of which are subject to stockholder approval at the Annual Meeting) by direct sale or upon exercise of options granted to directors, employees, consultants and advisors of the Company. The 1993 Stock Plan provides for the grant of both incentive stock options ("ISO's") intended to qualify as such under section 422 of the Internal Revenue Code, as amended, and nonstatutory stock options ("NSO's"). ISO's may be granted only to employees of the Company. NSO's may be granted, and Common Stock may be sold directly, to directors, employees, consultants and advisors of the Company. Pursuant to the 1993 Stock Plan, each non-employee director receives a one-time grant of an NSO on the date such director first joins the Board and each continuing non-employee director receives an annual grant covering 1,000 shares at the conclusion of each Annual Meeting. Non-employee directors are also eligible to receive discretionary grants as determined by the Compensation and Stock Option Committee. The 1993 Plan further provides that options to any optionee in any fiscal year shall not cover more than 250,000 shares (subject to stockholder approval of the increase from 200,000 shares at the Annual Meeting) in a single fiscal year. If the options granted under the 1993 Stock Plan shall for any reason expire or be canceled or otherwise terminated without having been exercised in full, the shares allocable to the unexercised portion of such options shall again become available for the 1993 Stock Plan. If shares issued under the 1993 Stock Plan are forfeited, they also become available for new grants.

     As of August 31, 1997, there were 21 employees, and 4 non-employee directors eligible to participate in the 1993 Stock Plan. As of August 31, 1997, options to purchase an aggregate of 1,501,006 shares of Common Stock at an average exercise price of $3.53 per share were outstanding under the 1993 Stock Plan. As of August 31, 1997, a total of 498,994 shares of Common Stock are available for future option grants or direct sales under the 1993 Stock Plan. On August 31, 1997, the closing price for the Company's Common Stock on the Nasdaq National Market was $3.375 per share.

     With the exception of the annual grants of NSO's which will be made to non-employee directors as described above, the allocation of the additional shares of stock which the stockholders are being asked to approve has not been determined otherwise. The Compensation and Stock Option Committee will determine the number of options (and any other awards) to be allocated to participants in the 1993 Stock Plan in the future, and such allocation may only be made in accordance with the provisions of the 1993 Stock Plan as described herein.

     The following table shows the number of shares of Common Stock currently issuable upon exercise of options granted to the named individuals and groups under the 1993 Stock Plan during fiscal 1997.

                                  Plan Benefits
                                 1993 Stock Plan

                                             Number of         Average Exercise
                                            Options (1)            Price
                                          -----------------    ----------------
     Paul E. Freiman                           145,000             $1.79
        President and CEO

     Ronald Goldblum, M.D.                       -0-                -0-
          Vice President
          Medical Affairs

     Behzad Khosrovi, Ph.D.                      -0-                -0-
        Vice President
        Pharmaceuticals Development

     Michael S. Ostrach                          -0-                -0-
        Former Executive Vice President
        Chief Operating Officer

     Jeffrey S. Price, Ph.D.                     -0-                -0-
        Former Executive Vice President

     Executive Officers as a Group             145,000             $1.79
     (8 Persons)

     Non-Executive Director Group              102,004             $2.03

     Non-Executive Officer Employee             15,300             $2.31
     Group
     ------------------------------------

(1)   All options granted at fair market value as of the date of grant.


Terms of Options

     Options granted pursuant to the 1993 Stock Plan will vest at the time or times determined by the Compensation and Stock Option Committee.

     The maximum term of each ISO granted under the 1993 Stock Plan is 10 years (five years in the case of an ISO granted to a 10% stockholder). There is no limit on the term of an NSO, which will be determined by the Compensation and Stock Option Committee.

     The exercise price of ISO's and NSO's granted to non-employee directors of the Company must not be less than 100% of the fair market value of the Common Stock on the date of grant (110% in the case of an ISO grant to a 10% stockholder). The exercise price of NSO's must not be less than the par value of a share of Common Stock. Under the 1993 Stock Plan, the exercise price is payable in cash or Common Stock or with a full-recourse promissory note. The 1993 Stock Plan also permits an optionee to pay an exercise price of an option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell the optionee's shares and deliver all or part of the sale proceeds to the Company in payment of all or part of the exercise price and any withholding taxes or by delivery of an irrevocable direction to pledge the optionee's shares to a securities broker or lender approved by the Company as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or a part of the exercise price and any withholding taxes.

Terms of Shares Offered for Sale

     The terms of any sale of shares of Common Stock under the 1993 Stock Plan will be set forth in a common stock purchase agreement to be entered into between the Company and each purchaser. The terms of the stock purchase agreements entered into under the 1993 Stock Plan need not be identical, and the Compensation and Stock Option Committee shall determine all terms and conditions of each such agreement, which shall be consistent with the 1993 Stock Plan. The purchase price for shares sold under the 1993 Stock Plan shall not be less than the par value of such shares. The purchase price may be paid, at the Compensation and Stock Option Committee's discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the 1993 Stock Plan in consideration of services rendered prior to the award, without cash payment by the recipient.

     Shares sold under the 1993 Stock Plan will vest upon satisfaction of the conditions specified in the stock purchase agreement. Vesting conditions are determined by the Compensation and Stock Option Committee and may be based on the recipient's service, individual performance, the Company's performance or other such criteria as the Compensation and Stock Option Committee may adopt. Shares may be subject to repurchase by the Company at their original purchase price in the event that any applicable vesting conditions are not satisfied. Shares sold under the 1993 Stock Plan will be subject to restrictions on resale or transfer until they have vested. Any right to acquire shares under the 1993 Stock Plan (other than an option) will automatically expire if not exercised within 30 days after the grant of such right was communicated by the Compensation and Stock Option Committee. A holder of shares sold under the 1993 Stock Plan has the same voting, dividend and other rights as the Company's other stockholders.

Duration, Amendment and Termination

     The Board of Directors may amend, suspend or terminate the 1993 Stock Plan at any time, except that any such amendment, suspension, or termination shall not affect any option previously granted. Any amendment of the 1993 Stock Plan is subject to approval of the Company's stockholders only to the extent required by applicable law. Unless sooner terminated by the Board of Directors, the 1993 Stock Plan will terminate on November 16, 2004 and no further options may be granted or stock sold pursuant to such plan following the termination date.

Effect of Certain Corporate Events

     Outstanding awards under the 1993 Stock Plan provide for the automatic vesting of employee stock options upon a change in control. Future employee stock option agreements and common stock purchase agreements entered into pursuant to the 1993 Stock Plan will contain similar provisions, unless otherwise determined by the Compensation and Stock Option Committee.

     For purposes of the 1993 Stock Plan, the term "change in control" means either of the following events: (1) a change in the composition of the Board of Directors occurs as a result of which fewer than one-half of the incumbent directors are directors who either had been directors of the Company 24 months prior to such change or were elected or nominated for election to the Board of Directors with the approval of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or (2) any person is or becomes, by acquisition or aggregation of securities, the direct or indirect beneficial owner of securities representing 30% or more of the voting power of the Company's then outstanding securities. A change in the relative beneficial ownership under (2) above by reason of a reduction in the number of outstanding securities of the Company will be disregarded.

     In the event of a subdivision of the outstanding Common Stock, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a declaration of a dividend payable in Common Stock or in a form other than Common Stock in an amount that has a material effect on the price of the shares, a recapitalization, spinoff, reclassification, or similar occurrence, the Compensation and Stock Option Committee will make adjustments in the number and/or exercise price of the options and/or the number of shares available under the 1993 Stock Plan, as appropriate.

     In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for the payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised or settled, in all cases without the optionee's consent.

Federal Income Tax Consequences of Options under the 1993 Stock Plan

     Neither  the   optionee   nor  the  Company  will  incur  any  federal  tax
consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Common Stock on the date of exercise; The Company generally will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 1993 Stock Plan depends on how long the shares have been held and on whether such shares were acquireed by exercising an ISO or by exercising an NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

     The Board of Directors of the Company recommends a vote FOR the approval of the Company's Amended and Restated 1993 Stock Plan.


                                   PROPOSAL 3

                      RATIFICATION OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended June 30, 1998, subject to ratification by the stockholders. Ernst & Young LLP has audited the Company's financial statements since fiscal 1992. Representatives of Ernst & Young LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Required Approval

     In order to be adopted, a majority of the shares entitled to vote must vote on this proposal and it must receive the affirmative vote of a majority of the shares voting.

     The Board of Directors recommends a vote FOR ratification of Ernst & Young LLP as the Company's independent auditors.


                STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received by the Secretary of the Company no later than June 12, 1998. Such proposals may be included in the Company's proxy statement and form of proxy relating to that meeting if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                  OTHER MATTERS

     The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

      COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied for the fiscal year ended June 30, 1997. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.

     Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                                            By order of the Board of Directors.


                                            Paul E. Freiman
                                            President and Chief
                                            Executive Officer

Richmond, California
October 7, 1997

EXHIBIT A

                               1993 STOCK PLAN OF

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.


SECTION 1.  ESTABLISHMENT AND PURPOSE.

     The 1993 Stock Plan of Neurobiological Technologies, Inc. was adopted by the Company's Board of Directors on November 18, 1993 and was subsequently amended and restated, with stockholder approval, effective February 15, 1994. In September 1994, The Board of Directors again amended the 1993 Stock Plan of Neurobiological Technologies, Inc., with stockholder approval, effective November 16, 1994. The amendment of the 1993 Stock Plan, as proposed, (as so amended and restated, the "1993 Stock Plan") will be effective as of November 4, 1997, if approved by the stockholders.

     Its purpose is to offer directors and selected employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as Incentive Stock Options intended to qualify under section 422 of the Code.

     The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.  DEFINITIONS.

     (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b) "Change in Control" shall mean the occurrence of either of the following events:

         (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

             (A) Had been directors of the Company 24 months prior to such change; or

             (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

         (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock");
         except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

     (e) "Company" shall mean Neurobiological Technologies, Inc., a Delaware corporation.

     (f) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) an Outside Director and (iii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors.

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (h) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (i) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

         (i) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

         (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

         (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date; and

         (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

     (j) "ISO"  shall mean an  employee  incentive  stock  option  described  in section 422(b) of the Code.

     (k) "Nonstatutory Option" shall mean a stock option not described in sections 422(b) or 423(b) of the Code.

     (l) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (m) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (n) "Optionee" shall mean an individual who holds an Option.

     (o) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary.

     (p) "Plan" shall mean this 1993 Stock Plan of Neurobiological Technologies, Inc., as amended from time to time.

     (q) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (r) "Service" shall mean service as an Employee.

     (s) "Share" shall mean one share of Stock,  as adjusted in accordance  with
     Section 9 (if applicable).

     (t) "Stock" shall mean the Common Stock of the Company.

     (u) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (v) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (w) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (x) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3.  ADMINISTRATION.

     (a) Committee Membership. The Plan shall be administered by the Committee. The Committee shall consist of two or more disinterested directors of the Company and shall meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act. The Board of Directors may appoint a separate committee of the Board of Directors, composed of one or more directors of the Company who need not be disinterested directors, who may administer the Plan with respect to Employees who are not officers or directors of the Company, may grant Shares and Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

     (b) Disinterested Directors. A member of the Board of Directors shall be deemed "disinterested" only if he or she satisfies:

         (i) Such requirements as the Securities and Exchange Commission may establish for disinterested administrators of plans designed to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

         (ii) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

         An Outside Director shall not fail to be "disinterested" solely because he or she receives the Nonstatutory Options described in Section 4(b).

     (c) Committee Procedures. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

         (i) To interpret the Plan and to apply its provisions;

         (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

         (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

         (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

         (v) To select the Offerees and Optionees;

         (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

         (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

         (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

         (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

         (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

         (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.  ELIGIBILITY.

     (a) General Rules. Only Employees (including, without limitation, independent contractors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

         (i) An Outside Director who first becomes a member of the Board of Directors after February 15, 1994, shall receive a one-time grant of a Nonstatutory Option (subject to adjustment under Section 9). Such
         Nonstatutory Option shall be granted on the date when such Outside Director first joins the Board of Directors. The foregoing notwithstanding, no grant under this Paragraph (i) shall be made to a new Outside Director if he or she replaces a former Outside Director and the new and former Outside Directors are both affiliated with the same investment fund or similar entity.

         (ii) Upon the conclusion of each regular annual meeting of the Company's stockholders, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive a Nonstatutory Option covering 1,000 Shares (subject to adjustment under
         Section 9), except that such Nonstatutory Option shall not be granted in the calendar year in which the same Outside Director received a Nonstatutory Option described in Paragraph (i) above.

         (iii) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall become exercisable in full on the first anniversary of the date of grant. All such Nonstatutory Options shall also become exercisable in full in the event of (A) a Change in Control or (B) the termination of the Outside Director's service because of death, Total and Permanent Disability or retirement at or after age 65.

         (iv) The Exercise Price under all Nonstatutory Options granted to an Outside Director under this Subsection (b) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Subsection (a), (b), (c) or
         (d) of Section 8.

         (v) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date three months after the termination of such Outside Director's service for any reason other than death or Total and Permanent Disability or (C) the date 12 months after the termination of such Outside Director's service because of death or Total and Permanent Disability.

         (vi) A Nonstatutory Option grant to an Outside Director under this Subsection (b) shall be invalid if such Outside Director declines to execute a Stock Option Agreement pursuant to Section 7(a).

The Committee may provide that the Nonstatutory Options that otherwise would be granted to an Outside Director under this Subsection (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the Nonstatutory Options shall be applied with regard to the service of the Outside Director.

     (c) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (d) Attribution Rules. For purposes of Subsection (c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

     (e) Outstanding Stock. For purposes of Subsection (c) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which is issued under the Plan to all Employees (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,000,000 Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES.

     (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

     (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

     (d) Withholding Taxes. As a condition to the award, sale or vesting of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

     (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option. Options granted to any Optionee in a single fiscal year shall in no event cover more than 250,000 Shares, subject to adjustment in accordance with Section 9.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Nonstatutory Option shall not be less than the par value of a Share. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restric-tions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

     (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of a Change in Control, in the event of the Optionee's death, Total and Permanent Disability or retirement or upon other events.

     (f) Term. Each Stock Option Agreement shall specify the term of the Option. The term of an ISO shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(c). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide that the Option will expire before the end of its normal term in the event that the Optionee's Service terminates.

     (g) Nontransferability. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by written beneficiary designation or by the laws of descent and distribution.

     (h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

     (i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

     (j) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.  PAYMENT FOR SHARES.

     (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

         (i) In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or both of the forms described in Subsections (e) and (f) below.

         (ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c), (d) or (f) below.

         (iii) In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), (d) or (f) below.

     (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (e) Services Rendered. To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

     (f) Promissory Note. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

SECTION 9.  ADJUSTMENT OF SHARES.

     (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available under Section 5 for future grants to all Employees, (ii) the number of Nonstatutory Options to be granted to Outside Directors under
     Section 4(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

     (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration.

     (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.  SECURITIES LAWS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11.  NO RETENTION RIGHTS.

     Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

SECTION 12.  DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective as of November 16, 1994, subject to the approval of the Company's stockholders. The Plan, if not extended, shall terminate automatically on September 30, 2004. It may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason, except that the provisions of Section 4(b) relating to the amount, price and timing of grants to Outside Directors shall not be amended more than once in any six-month period. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws or regulations.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.  EXECUTION.

     To record the amendment and restatement of the Plan by the Board of Directors on September 30, 1994, the Company has caused its authorized officer to execute the same.


                                       NEUROBIOLOGICAL TECHNOLOGIES, INC.


                                        By /s/ Paul E. Freiman
                                           -------------------------------------
                                           President and Chief Executive Officer

                                                                      APPENDIX A
________________________________________________________________________________


                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Paul E. Freiman proxy, and hereby authorizes him to represent and vote as designated on the other side, all the shares of stock of Neurobiological Technologies, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the the Annual Meeting of Stockholders of the company to be held November 4, 1997 or any adjournment thereof.


       (Continued, and to be marked, dated and signed, on the other side)

________________________________________________________________________________
                             -FOLD AND DETACH HERE-

                                                                 Please mark ___
                                                                 your votes   X
                                                                 as this     ___

                                                                    WITHHELD
                                                            FOR     FOR ALL

ITEM 1-ELECTION OF DIRECTORS                                [  ]      [  ]
     Nominees:
     Paul E. Freiman          Theodore L. Eliot, Jr.
     Abraham E. Cohen         Abraham D. Sofaer
     Enoch Callaway           John B. Stuppin


WITHHELD FOR: (Write that nominee's name in the Space provided below.)

________________________________________________________________________________


                                        FOR      AGAINST      ABSTAIN
ITEM 2-APPROVAL OF                      [  ]     [  ]         [  ]
       AN AMENDMENT
       TO 1993 STOCK
       PLAN



ITEM 3-APPOINTMENT                      FOR      AGAINST      ABSTAIN
       OF INDEPENDENT                   [  ]     [  ]         [  ]
       AUDITORS




Signature
(s) _______________________________________   Date _______________________, 1997
Please date and sign exactly as name appears hereon. Joint owners should each Sign. When signing as attorney, executor, administrator, trustee or guardian, Please give full title as such.
________________________________________________________________________________
                             -FOLD AND DETACH HERE-